SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) September 22, 2003


               Resources Accrued Mortgage Investors LP - Series 86
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


                  00-15724                       13-3294835
              ----------------              -------------------
          (Commission File Number) (I.R.S. Employer Identification No.)


            7 Bulfinch Place, Suite 500, Boston, Massachusetts 02114
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               (Address of Principal Executive Offices) (Zip Code)


                                 (617) 570-4600
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


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Item 2. Acquisition or Disposition of Assets

As of September 22, 2002, the Registrant had received written consents of its limited partners sufficient to approve the Registrant's merger into KFI Properties, L.P. ("KFI O.P.") and the exchange of Registrant's units of limited partnership interest for units of limited partnership interest in KFI O.P. or common shares of Knight Fuller, Inc. ("KFI"), all as described in the registration statements (the "Registration Statements") on Form S-4 filed by KFI O.P. and KFI (Registration Nos. 333-87968 and 333-87968-01), and the consent solicitation/prospectus (the "Prospectus") included in Part I of the Registration Statements. The vote was therefore terminated, the Agreement and Plan of Merger in the form attached to the Prospectus as Appendix C was executed and consummated as of such date, and a certificate of merger was filed with the Delaware Secretary of State on September 22, 2003 effecting the merger under Delaware law.

The Registrant had 330,004 units of limited partnership interest outstanding and entitled to vote on the proposed merger and exchange, and a total of 7,530 unit holders of record. As of the date the vote was terminated, the Registrant had received votes approving the proposed merger and exchange from holders of a total of 169,492 units (approximately 51.4% of the total outstanding units), votes disapproving the merger and exchange from holders of a total of 14,308 units (approximately 4.3% of the outstanding units), and votes abstaining from approval or disapproval from holders of a total of 2,920 units (or approximately 0.9% of the outstanding units). A total of 69 holders and two of the Registrant's general partners elected to receive KFI O.P. units of limited partnership interest rather than KFI common shares in return for their interests in the Registrant, and a total of 22,140 KFI O.P. units were issued to these 71 holders. In consummation of the balance of the exchange, a total of 325,233 KFI common shares were issued to approximately 7,462 holders of record in exchange for their interests in the Registrant.

The complete terms of the merger and exchange are set forth in the Prospectus attached as Exhibit 99.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(b)  Pro Forma Financial Information

        Pro Forma Financial Information is included in the Consent Solicitation/Prospectus attached hereto as Exhibit 99.1 under the caption "Selected Financial Data, Including Unaudited Proforma Financial Information" and is incorporated herein by reference

(c) Exhibits

2.1 Form of Merger Agreement (included as Appendix C to the Consent Solicitation/Prospectus attached as Exhibit 99.1 to this Current Report, and incorporated herein by reference).

99.1    Consent Solicitation/Prospectus





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 2nd day of October, 2003.



                      Resources Accrued Mortgage Investors LP - Series 86

                      By: RAM Funding, Inc., Investment General Partner

                          By: /s/ Robert E. Dixon
                              ------------------------------
                              Robert E. Dixon
                              Chief Executive Officer

















                                       2
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                                  EXHIBIT INDEX


EXHIBIT                                                                 PAGE NO.
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2.1      Form of Merger Agreement (included as Appendix C to the Consent
         Solicitation/Prospectus attached as Exhibit 99.1 to this Current Report, and incorporated herein by reference).

99.1     Consent Solicitation/Prospectus